Exhibit 99.1

NEWS RELEASE

PALMARITO PROJECT RESOURCE ESTIMATE

Toronto, Ontario (December 15, 2008) - US GOLD CORPORATION (NYSE Alternext: UXG — TSX: UXG — Frankfurt: US8) announces details of an initial resource estimate for its Palmarito Project (100% owned) in Sinaloa State, Mexico. The resource estimate was prepared by Pincock, Allen and Holt (PAH) of Denver, Colorado in accordance with Canadian National Instrument 43-101 standards.

PALMARITO RESOURCE HIGHLIGHTS

•                  Measured + Indicated resource totals 8.5 million ounces silver and 16,500 ounces gold within 3.8 million tonnes of material with an average grade of 2.0 opt (70.1 gpt) silver and 0.004 (0.14 gpt) gold.

•                  Inferred resource totals 3.3 million ounces silver and 5,800 ounces gold within 1.6 million tonnes averaging 1.9 opt (65.5 gpt) silver and 0.003 (0.11 gpt) gold.

•                  Good potential to expand the mineralization to the northeast and southwest of the current limits of the resource estimate.

•                  New Southwest Zone identified through detailed geologic evaluation during resource modelling process. This zone, not included in this resource calculation, has returned the highest grades since US Gold began exploration at the project.

Palmarito Project
Sinaloa, Mexico

The Palmarito Project is located in the Magistral District, and 7.5 miles (12 km) from US Gold’s Magistral Mine and 8.75 miles (14 km) from the Company’s new El Gallo discovery (Figure 1). Palmarito is considered to be the state of Sinaloa’s most significant historical producer of silver. Records indicate that past production totalled approximately 15,300,000 ounces of silver and 49,250 ounces of gold from open pit and underground workings before mining ceased in 1950.

The major goals of the resource estimate were to 1) quantify the silver and gold discovered to date, and 2) identify new zones of higher-grade mineralization through the modelling process. These were achieved through the successful completion of the initial resource calculation and the recent discovery of the Southwest Zone, which is not included in this estimate. The new zone is exciting because it is hosted within a different geological setting than the currently defined mineralization and opens up new areas for exploration. Early results suggest it could contain significantly higher grade material.  Previously released results from the Southwest Zone are included:

Hole #	Silver	Gold	Silver Eq.*	Length	From	To
(Imperial)	(opt)	(opt)	(opt)	(ft)	(ft)	(ft)

PMBHA08-42	14.5	<0.01	14.7	25.0	70.0	95.0
Including	29.1	<0.01	29.3	5.0	80.0	85.0

PMBHA08-32	8.5	<0.01	8.7	75.0	0.0	75.0
Including	12.2	0.01	12.6	45.0	30.0	75.0
Including	24.4	<0.01	24.6	5.0	35.0	40.0

PMBHA08-037	12.9	0.01	13.7	35.0	45.0	80.0
Including	19.4	0.02	20.4	10.0	50.0	60.0

PMBHA08-29	9.3	0.01	9.8	25.0	60.0	85.0
Including	18.4	0.01	18.7	5.0	75.0	80.0

Hole #	Silver	Gold	Silver Eq.*	Length	From	To
(Metric)	(gpt)	(gpt)	(gpt)	(m)	(m)	(m)

PMBHA08-42	496.6	0.1	502.3	7.6	21.3	29.0
Including	997.0	0.1	1003.5	1.5	24.4	25.9

PMBHA08-32	291.9	0.1	299.6	22.9	0.0	22.9
Including	419.8	0.2	431.7	13.7	9.1	22.9
Including	836.0	0.2	844.5	1.5	10.7	12.2

PMBHA08-37	443.0	0.5	470.0	10.7	13.7	24.4
Including	663.5	0.7	700.2	3.0	15.2	18.3

PMBHA08-29	319.0	0.3	334.7	7.6	18.3	25.9
Including	631.0	0.2	641.4	1.5	22.9	24.4

*Gold:Silver Ratio 3 year average (1:54); Cut-off grade 2.9 opt silver (100 gpt silver)

  Metallurgical Recoveries and Net Smelter Returns are based on 100%

  True width is not known

  Numbers may not balance due to rounding

Palmarito - 2009 Exploration

US Gold’s current drilling is focused on expanding the high-grade mineralization at the Southwest Zone. The objective in 2009 is to locate additional high-grade zones based on the revised geological model for the area. If successful, US Gold believes that the resource at Palmarito has the potential to grow in size and importance.

Focusing Our Exploration Dollars

Based on the Company’s recent exploration success, US Gold is conducting a review of its property holdings in order to focus its treasury on areas that have the potential to generate the greatest returns. Rationalizing our property position will allow more money to be invested into exploration.

Palmarito Resource Estimate

METRIC	Silver Cutoff Grade (g/tonne)	Tonnage (‘000 tonnes)	Silver (grams)	Average Silver Grade (g/tonne)	Gold (grams)	Average Gold Grade (g/tonne)

Measured	40	2,654.4	186,366,104.1	70.2	370,194.9	0.14
Indicated	40	1,102.8	77,156,710.8	70.0	142,530.0	0.13
Measured + Indicated	40	3,757.2	263,522,815.0	70.1	512,724.8	0.14

Inferred	40	1,591.1	104,178,079.3	65.5	179,443.6	0.11

IMPERIAL	Silver Cutoff Grade (oz/ton)	Tonnage (‘000 tons)	Silver (oz)	Avgerage Silver Grade (oz/ton)	Gold (oz)	Avgerage Gold Grade (oz/ton)

Measured	1.17	2,926.0	5,991,521	2.05	11,901	0.004
Indicated	1.17	1,215.6	2,480,527	2.04	4,582	0.004
Measured + Indicated	1.17	4,141.6	8,472,048	2.05	16,484	0.004

Inferred	1.17	1,753.9	3,349,242	1.91	5,769	0.003

This estimate was calculated using the kriging method of resource modeling. The author of this NI 43-101 compliant Technical Report was Aaron M. McMahon, P.G., who is a qualified person for the purpose of NI 43-101.

The complete NI 43-101 Technical Report, including methodologies and resource descriptions and discussions can be found on www.usgold.com and on www.sedar.com

QUALIFIED PERSON

The news release has been reviewed and approved by Steve Brown, Chief Geologist who is designated as a Qualified Person with the ability and authority to verify the authenticity and validity of this data. The resource estimation has been prepared by Aaron M. McMahon, P.G. of Pincock Allen and Holt, a geological consulting firm based in Denver, Colorado. All samples were analyzed by ALS Chemex.

Certain statements contained herein and subsequent oral statements made by and on behalf of the Company may contain “forward looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements may be identified by words such as “intends,” “anticipates,” “believes,” “expects” and “hopes” and include, without limitation, statements regarding the Company’s results of exploration, resource estimates, plan of business operations, potential contractual arrangements, receipt of working capital, anticipated revenues and related expenditures. Factors that could cause actual results to differ materially include, among others, those set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 and other filings with the Securities and Exchange Commission, under the caption “Risk Factors”. Most of these factors are outside the control of the Company. Investors are cautioned not to put undue reliance on forward-looking statements. Except as otherwise required by applicable securities statutes or regulations, the Company disclaims any intent or obligation to update publicly these forward looking statements, whether as a result of new information, future events or otherwise. Cautionary Note to U.S. Investors – All mineral resources have been estimated in accordance with the definition standards on mineral resources and mineral reserves of the Canadian Institute of Mining, Metallurgy and Petroleum referred to in National Instrument 43-101, commonly referred to as NI 43-101 as required by Canadian Securities Administrators. U.S. reporting requirements for disclosure of mineral properties are governed by the United States Securities and Exchange Commission (SEC) Industry Guide 7. Canadian and Guide 7 standards are substantially different.

The SEC permits mining companies, in their filings with the SEC, to disclose only those mineral deposits that a company can economically and legally extract or produce. We use certain terms in this news release, such as “reserves,” “resources,” “geologic resources,” “proven,” “probable,” “measured,” “indicated,” and “inferred,” that the SEC guidelines strictly prohibit us from including in our filings with the SEC. U.S. Investors should be aware that the issuer has no “reserves” as defined by Guide 7 and are cautioned not to assume that any part or all of mineral resources will ever be confirmed or converted into Guide 7 compliant “reserves.” Disclosure of “contained ounces” in a resource is permitted disclosure under Canadian regulations; however, the SEC normally only permits issuers to report mineralization that does not constitute Guide 7 compliant “reserves” by SEC standards as in-place tonnage and grade without reference to unit measures.

ABOUT US GOLD

US Gold Corporation is a United States based gold exploration company exploring in northeastern Nevada and north-central Mexico. US Gold’s shares trade on the NYSE Alternext and Toronto Stock Exchanges under the symbol UXG and on the Frankfurt Exchange under the symbol US8.

For further information contact:

Ian Ball VP, Mexico Tel: (647) 258-0395 Toll Free: (866) 441-0690 Fax: (647) 258-0408	Mailing Address 99 George Street, 3rd Floor Toronto, ON M5A 2N4 E-mail: info@usgold.com

US★GOLD Magistral District: Project Locations

Figure 1

December 15 , 2008

El Gallo
Magistral Mine
Cerro Agudo
El Valle
San Benito
Palmarito
Mocorito
Guamuchil
Legend
US Gold Project
Town
Road
Water Reservoir
0
5
KM
N
0
5
Miles

US★GOLD

Palmarito Aerial (Plan) View

Figure 2
December 15, 2008

NI 43-101 Resource
Dec 15, 2008
New Southwest Zone
Legend
Historic Production
Fault
Mineral Resource Area
New Southwest Zone
Rhyolite
Alluvium
0
400
800
Feet
0
100
200
Meters
N